UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2012

SUNCOKE ENERGY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35243	90-0640593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1011 Warrenville Road, Suite 600

Lisle, Illinois

(Address of Principal Executive Offices) (Zip Code)

(630) 824-1000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Other Events

On August 8, 2012, SunCoke Energy Partners, L.P. (the “Partnership”), a wholly-owned subsidiary of SunCoke Energy, Inc. (the “Company”) filed a Registration Statement on Form S-1 (File No. 333-183162) (as may be amended from time to time, the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) relating to the proposed initial public offering of common units representing limited partner interests in the Partnership (the “Offering”). On November 5, 2012, the Partnership filed Amendment No. 4 (“Amendment No. 4”) to the Registration Statement. For Regulation FD purposes, the Company wishes to disclose the relevant financial information contained in Amendment No. 4 on pages 56 to 62 of Amendment No. 4, which information is furnished herewith as Exhibit 99.1 and is incorporated herein by reference (the “Partnership S-1 Excerpt”). References in the Partnership S-1 Excerpt to “this offering,” “unit” or “unitholders” refer to the Offering pursuant to the Registration Statement. References to “our sponsor,” refer to the Company, and references to “we,” “our” or like terms when used in a historical context refer to the cokemaking operations and related assets of the Company’s Haverhill Coke Company LLC facility located in Franklin Furnace, Ohio (“Haverhill”) and Middletown Coke Company, LLC facility located in Middletown, Ohio (“Middletown”) a portion of each of which the Company plans to contribute to the Partnership in connection with the Offering. When used in the present tense or prospectively, those terms refer to the Partnership and its subsidiaries following completion of the proposed Offering. References to “the general partner” refer to SunCoke Energy Partners GP, LLC, the general partner of the Partnership.

A registration statement relating to the securities of the Partnership has been filed with the SEC, but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective. Neither this Current Report on Form 8-K nor the information contained herein shall constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Some of the statements included in this Current Report on Form 8-K and the Partnership S-1 Excerpt and other materials the Company files with the SEC constitute “forward looking statements” (as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended). Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available. You should not put undue reliance on any forward-looking statements. Forward-looking statements include all statements that are not historical facts and may be identified by the use of forward looking terminology such as the words “believe,” “expect,” “plan,” “project,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “will,” “should” or the negative of these terms or similar expressions. Forward-looking statements involve risks, uncertainties and assumptions.

Risks and uncertainties that could cause actual results to differ materially from those expressed in forward-looking statements include economic, business, competitive and/or regulatory factors affecting the Company’s business, as well as uncertainties related to the outcomes of pending or future litigation, legislation, or regulatory actions. Among such risks are: changes in levels of production, production capacity, pricing and/or margins for metallurgical coal and coke; variation in availability, quality and supply of metallurgical coal used in the cokemaking process, including as a result of non-performance by our suppliers; changes in the marketplace that may affect supply and demand for our metallurgical coal and/or coke products, including increased exports of coke from China related to reduced export duties and export quotas and increasing competition from alternative steelmaking and cokemaking technologies that have the potential to reduce or eliminate the use of metallurgical coke; our dependence on, and relationships with, and other conditions affecting, our customers; severe financial hardship or bankruptcy of one of more of our major customers, or the occurrence of a customer default and other events affecting our ability to collect payments from our customers; volatility and cyclical downturns in the carbon steel industry and other industries in which our customers operate; our ability to enter into new, or renew existing, long-term agreements upon favorable terms for the supply of metallurgical coke to domestic and/or foreign steel producers; our ability to develop, design, permit, construct, start up or operate new cokemaking facilities in the U.S.; our ability to successfully implement our international growth strategy; our ability to consummate investments under favorable terms, including with respect to existing cokemaking facilities, which may utilize by-product technology, in the U.S. and Canada, and integrate them into our existing businesses and have them perform at anticipated levels;

the timing and structure of the planned Offering and related transactions; unanticipated developments may delay or negatively impact the planned Offering and related transactions; receipt of regulatory approvals and compliance with contractual obligations required in connection with the planned Offering and related transactions; the impact of the planned Offering and related transactions on our relationships with our employees, customers and vendors and our credit rating and cost of funds; changes in market conditions; future opportunities that our Board of Directors may determine present greater potential value to stockholders than the planned Offering and related transactions; age of, and changes in the reliability, efficiency and capacity of the various equipment and operating facilities used in our coal mining and/or cokemaking operations, and in the operations of our major customers, business partners and/or suppliers; changes in the expected operating levels of our assets; our ability to meet minimum volume requirements, coal-to-coke yield standards and coke quality requirements in our coke sales agreements; changes in the level of capital expenditures or operating expenses, including any changes in the level of environmental capital, operating or remediation expenditures; our ability to service our outstanding indebtedness; our ability to comply with the restrictions imposed by our financing arrangements; nonperformance or force majeure by, or disputes with or changes in contract terms with, major customers, suppliers, dealers, distributors or other business partners; availability of skilled employees for our coal mining and/or cokemaking operations, and other workplace factors; effects of railroad, barge, truck and other transportation performance and costs, including any transportation disruptions; effects of adverse events relating to the operation of our facilities and to the transportation and storage of hazardous materials (including equipment malfunction, explosions, fires, spills, and the effects of severe weather conditions); our ability to enter into joint ventures and other similar arrangements under favorable terms; changes in the availability and cost of equity and debt financing; impact on our liquidity and ability to raise capital as a result of changes in the credit ratings assigned to our indebtedness; changes in credit terms required by our suppliers; risks related to labor relations and workplace safety; changes in, or new, statutes, regulations, governmental policies and taxes, or their interpretations, including those relating to the environment and global warming; the existence of hazardous substances or other environmental contamination on property owned or used by us; the availability of future permits authorizing the disposition of certain mining waste; claims of our noncompliance with any statutory and regulatory requirements; changes in the status of, or initiation of new litigation, arbitration, or other proceedings to which we are a party or liability resulting from such litigation, arbitration, or other proceedings; historical combined and consolidated financial data may not be reliable indicator of future results; effects resulting from our separation from Sunoco, Inc.; incremental costs as a stand-alone public company; our substantial indebtedness; certain covenants in our debt documents; our ability to secure new coal supply agreements or to renew existing coal supply agreements; our ability to acquire or develop coal reserves in an economically feasible manner; defects in title or the loss of one or more mineral leasehold interests; disruptions in the quantities of coal produced by our contract mine operators; our ability to obtain and renew mining permits, and the availability and cost of surety bonds needed in our coal mining operations; changes in product specifications for either the coal or coke that we produce; changes in insurance markets impacting costs and the level and types of coverage available, and the financial ability of our insurers to meet their obligations; changes in accounting rules and/or tax laws or their interpretations, including the method of accounting for inventories, leases and/or pensions; changes in financial markets impacting pension expense and funding requirements; the accuracy of our estimates of reclamation and other mine closure obligations; and effects of geologic conditions, weather, natural disasters and other inherent risks beyond our control. Unpredictable or unknown factors not disclosed in this release also could have material adverse effects on forward-looking statements.

In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company has included in its filings with the SEC cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement made by the Company. For more information concerning these factors, see the Company’s SEC filings. All forward-looking statements included in this Current Report on Form 8-K and the Partnership S-1 Excerpt are expressly qualified in their entirety by such cautionary statements. The Company does not have any intention or obligation to update any forward-looking statement (or its associated cautionary language) whether as a result of new information or future events, after the date of this Current Report on Form 8-K except as required by applicable law.

The information in this Current Report on Form 8-K being furnished pursuant to Items 7.01 and 9.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Partnership S-1 Excerpt.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNCOKE ENERGY, INC.

Dated: November 5, 2012

	By:	/s/ Fay West
Fay West
Vice President and Controller

EXHIBIT INDEX

99.1	Partnership S-1 Excerpt.